EXHIBIT 24


           STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNER

The undersigned entities and individuals (the "Reporting Persons") hereby designate Charles Sirois (the "Designated Filer") as the beneficial owner to make filings of Schedules 13D and 13G (and any amendments thereto) pursuant to
Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and of Forms 3, 4 and 5 pursuant to Section 16(a) of the Securities Exchange Act of 1934 (collectively, the "Reports") with respect to the securities of Taleo Corporation (the "Company").

Each Reporting Person hereby further authorizes and designates Michel Cordeau (the "Authorized Signer") to execute and file on behalf of such Reporting Person the Reports with respect to the securities of the Company, including all Schedules 13D and 13G and Forms 3, 4 and 5, and any amendments thereto, that the Reporting Person may be required to file with the United States Securities and Exchange Commission as a result of the Reporting Person's ownership of, or transactions in, securities of the Company. The authority of the Designated Filer and the Authorized Signer under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file Forms 3, 4 and 5 or Schedules 13D or 13G with respect to the Reporting Person's ownership of, or transactions in, securities of the Company, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signer are not assuming any of the Reporting Person's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.


AUGUST 25, 2005                         CHARLES SIROIS

                                        /s/ Charles Sirois
                                        --------------------------
                                        Name: Charles Sirois


AUGUST 25, 2005                         TELESYSTEM LTD.

                                        /s/ Charles Sirois
                                        --------------------------
                                        Name: Charles Sirois
                                        Title: President


AUGUST 25, 2005                         TELESYSTEM SPECIAL FUND I L.P.

                                        /s/ Charles Sirois
                                        --------------------------
                                        Name: Charles Sirois
                                        Title: President of the General Partner

AUGUST 25, 2005                         TELESYSTEM SOFTWARE VENTURES LIMITED
                                        PARTNERSHIP

                                        /s/ Robert Talbot
                                        --------------------------
                                        Name: Robert Talbot
                                        Title: President of the General Partner

AUGUST 25, 2005                         TELSOFT VENTURES INC.

                                        /s/ Robert Talbot
                                        --------------------------
                                        Name: Robert Talbot
                                        Title: President

AUGUST 25, 2005                         TELESYSTEM INVESTMENTS INC.

                                        /s/ Charles Sirois
                                        --------------------------
                                        Name: Charles Sirois
                                        Title: President

AUGUST 25, 2005                         TELEMEX INC.

                                        /s/ Charles Sirois
                                        --------------------------
                                        Name: Charles Sirois
                                        Title: President

AUGUST 25, 2005                         PLACEMENTS CHARLES SIROIS INC.

                                        /s/ Charles Sirois
                                        --------------------------
                                        Name: Charles Sirois
                                        Title: President


AUGUST 25, 2005                         GESTION CHARLES SIROIS INC.

                                        /s/ Charles Sirois
                                        --------------------------
                                        Name: Charles Sirois
                                        Title: President